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SCHRODER U.S. EQUITY FUND
--------------------------------------------------------------------------------

Two Portland Square, Portland, Maine 04101

General Information   (207) 879-6200
Account Information   (800) 344-8332
Fax                   (207) 879-6050

INVESTMENT OBJECTIVE

Long term capital appreciation through investment in U.S. common stock and securities convertible into common stock.

INVESTMENT MANAGER

Schroder Capital Management International Inc., (the 'Investment Adviser') is a wholly-owned indirect subsidiary of Schroders plc, the London Stock Exchange listed holding company parent of an investment banking and investment management group of companies (the 'Schroder Group') that dates its origins to 1804. The investment management operations of the Schroder Group are located in 18 countries worldwide. The Schroder Investment Management Group has been managing investment portfolios since the early years of this century. At October 31, 1995 the Schroder Investment Management Group had over $100 billion in assets under management. At that date, the Investment Adviser, together with its U.K. affiliate, Schroder Capital Management International Ltd., had over $15 billion under management.

                                                               December 15, 1995

Dear Shareholder:

     The Schroder U.S. Equity Fund registered a total return of 17.7% in the fiscal year ended October 31, 1995, compared with a 26.4% increase recorded by the S&P 500. Over the half year period to October 31, the Fund rose by 11.0% and the S&P 500 by 14.5%. On October 31, the Fund's total net assets were $19,687,691. The Fund's underperformance was a result of an overweighting of retail stocks based on management's assessment that consumers are not as debt burdened as many think and underweighting of technology stocks owing to their extended valuations. Although this strategy has led to a disappointing year in 1995, we believe that the Fund is well positioned for 1996.

     As we look at the economic situation, we remain optimistic that the current economic cycle will endure at least through 1996, as imbalances that normally herald recessions are notably absent. Inflation has been well controlled by a proactive Federal Reserve Board and by fierce international competition in many key industries. Importantly, we do not believe that consumer debt is nearly as serious a problem as conventional wisdom would have it, with debt service costs currently well below past peaks and broad measures of delinquency rates fairly subdued. Real GDP growth is forecast at 2.5% to 3.0% in 1996, which should be sufficiently moderate to

--------------------------------------------------------------------------------

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SCHRODER U.S. EQUITY FUND
--------------------------------------------------------------------------------
prevent a serious increase in inflation. Furthermore, the economic background ought to be enhanced at some stage in the not too distant future by a budget package that will put fiscal policy on a more sustainable path and that could give the Federal Reserve room to implement another modest reduction in interest rates. Against such a background the environment for U. S. equity investment should remain positive.

     We thank you for your continued support and interest in the Fund.

Sincerely,

HERMANN C. SCHWAB                                    LAURA E. LUCKYN-MALONE
Hermann C. Schwab                                    Laura E. Luckyn-Malone
Chairman                                             President

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                                       2
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--------------------------------------------------------------------------------

PORTFOLIO STRATEGY

     Stronger than expected corporate profits growth and substantial declines in U.S. long bond yields led to a continuation of the strength in the U.S. equity market seen in the first part of the year. The Schroder U.S. Equity Fund registered a total return of 17.7% in the fiscal year ended October 31, 1995, compared with a 26.4% increase recorded by the S&P 500. Over the half year period to October 31, the Fund rose 11.0% and the S&P 500 by 14.5%.

     Our investment policy for both the six month and full year periods has been based on the premise that a `soft landing' in the economy would be achieved successfully, and that, while the effect of interest rate increases in 1994 would moderate the rate of economic growth, it would not push the economy into recession. We have therefore continued to look for an elongated economic cycle, with continued low inflation. This had led us to maintain a somewhat cyclical slant to the Fund's portfolio, although one less extreme than in earlier years of the cycle as we do expect the rate of cyclical earnings growth to slow. In particular we favor capital goods related issuers which we see as beneficiaries both of improved corporate spending power and of investment around the world. Following several years of aggressive restructuring we regard U.S. capital goods companies such as Rockwell International Corporation and General Electric Company as extremely competitive on a global basis. Technology companies should also prosper in this environment, but we have been wary of their often excessive valuations and consequent room for disappointment in 1996 and have therefore maintained an underweight position in that sector. In the last six months, concern over the impact of slower economic growth on corporate profits has increased; in anticipation of this, the Fund modestly increased its exposure to both consumer staples and energy, which we view as more defensive sectors, and reduced exposure to some specialty consumer cyclical stocks.

     The technology and financial sectors have been the best performing areas of the market over both the six and twelve month periods, the former driven by strong earnings momentum and the latter by a combination of lower interest rates and consolidation within the sector. Consumer staples performed strongly in the last six months as anticipation of slowing earnings momentum in other areas of the market focused attention on more sustainable growth. The Fund's performance benefited from an overweighting of financial services but was held back by our cautious stance on technology. In the financial sector, stocks such as Unum Corporation, in the long term disability market, appear to have further appreciation potential, despite outperforming the market by nearly 15% this past year. Moreover, Unum has demographic factors in its favor, as individuals increasingly focus on disability coverage, and has scope for international growth.

     At year end the Fund was overweighted in consumer cyclicals and capital goods compared to the S&P 500 and underweighted in technology and consumer staples. Based on our expectations of a slowdown in corporate growth in 1996, we believe our somewhat defensive stance positions the Fund well for the coming year.

MANAGEMENT DISCUSSION
SHOULD WE BE CONCERNED ABOUT U.S. CONSUMER DEBT?

     Not nearly to the extent that conventional wisdom would have it. Although absolute levels of debt are high, total debt service costs relative to disposable income are still moderate, as are overall delinquency rates. We view debt as a neutral factor for the consumer, neither sufficiently onerous to prompt a retrenchment nor modest enough to allow spending gains in excess of income growth. Consumption growth is therefore forecast to be broadly in line with the 2.5% to 3.0% gain in real disposable income that Schroder economists foresee in 1996.

--------------------------------------------------------------------------------
                                       3
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SCHRODER U.S. EQUITY FUND
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DO COMPANIES WITH BELOW AVERAGE CAPITALIZATIONS APPEAR CHEAP RELATIVE TO THE
MARKET OVERALL?

     Although our expectation is for continued economic growth in 1996 and 1997, we do expect the rate of corporate earnings growth to slow. This is a reflection both of high operating margins relative to history, and of a lack of pricing power in the economy holding back nominal revenue growth for many companies. In this environment we believe a premium will be paid for sustainable, above-average growth in a wide range of sectors. These premiums are already substantial in many large consumer multinational companies. They are much lower in companies somewhat lower down the capitalization spectrum that have received less attention, such as Eckerd Corporation or McKesson Corporation, and which operate in attractive growth niche areas. Hence, stocks in these areas appear to offer attractive relative value and are represented significantly in the Fund's portfolio.

--------------------------------------------------------------------------------

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SCHRODER U.S. EQUITY FUND
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    INVESTMENT ADVISER'S REPORT -- COMPARISON OF CHANGE IN VALUE OF $10,000
                                   INVESTMENT

    The following chart reflects a comparison of a change in value of a $10,000 investment in Schroder U.S. Equity Fund, including reinvested dividends and distributions, and the performance of the Standard & Poor's 500 Index. Investment Return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is not predictive nor a guarantee of future results.


                             SCHRODER U.S. EQUITY FUND
                                         VS.
                            STANDARD & POOR'S 500 INDEX


VALUE ON 10/31/95
-----------------

Schroder U.S. Equity Fund $118,904
S & P 500 Index $216,872

AVERAGE ANNUAL TOTAL RETURN
---------------------------

                 U.S. Equity Fund                  S & P 500*
              ----------------------              ------------

One Year              17.68%                          26.41%
Five Year             17.50%                          17.22%
Ten Year              13.09%                          15.45%
Since Inception       10.40%                          12.39%**
   on 6/23/70




                                  [PERFORMANCE GRAPH]


                         SCHRODER       S & P 500
                        ---------      ------------
           23-JUN-70      10000           10000
                          10490           11601
                          11450           13554
                          13929           16531
                          13179           11760
                          11900           11760
              OCT-75      13302           14822
                          15057           17812
                          14266           16704
                          15472           17744
                          19671           20455
              OCT-80      29747           26996
                          27375           27117
                          27944           31530
                          31355           40345
                          31409           42995
              OCT-85      34648           51373
                          43459           68464
                          44566           72838
                          48015           83723
                          58022          105748
              OCT-90      53059           98067
                          73308          130926
                          86311          143947
                         103128          165387
                         101044          171719
              OCT-95     124590          216872


     * The S&P 500 is a composite of the prices of 500 widely held U.S. stocks.

    ** Annualized return for the S&P 500 is based on an inception date of 6/30/70. Index return does not include expenses, which have been deducted from the Fund's return.

--------------------------------------------------------------------------------

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SCHRODER U.S. EQUITY FUND
--------------------------------------------------------------------------------

                PORTFOLIO CHARACTERISTICS AS OF OCTOBER 31, 1995



                 INVESTMENT BY INDUSTRY

INDUSTRY                                 % OF NET ASSETS
--------------------------------------------------------
Basic Materials                                 5.9%
Capital Goods/Construction                     11.8%
Consumer Cyclicals                             14.9%
Consumer Products                               1.0%
Consumer Staples                               16.3%
Energy                                          9.6%
Financial                                      13.1%
Technology                                      7.0%
Transportation/Services/
  Miscellaneous                                 8.8%
Utilities                                       7.5%
Cash and Other Net Assets                       4.1%
                                             -------
Total                                         100.0%


                    TOP TEN HOLDINGS

SECURITY                                 % OF NET ASSETS
--------------------------------------------------------
Eckerd Corp.                                   2.7%
Exxon Corp.                                    2.6%
General Electric Co.                           2.5%
Nellcor Puritan Bennett, Inc.                  2.5%
BankAmerica Corp.                              2.4%
Chubb Corp.                                    2.3%
Invacare Corp.                                 2.2%
Columbia HCA Healthcare Corp.                  2.1%
Amoco Corp.                                    2.1%
ABC Rail Products Corp.                        2.0%
                                             ------
Total                                         23.4%


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                                       6

--------------------------------------------------------------------------------
SCHRODER U.S. EQUITY FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1995

                COMMON STOCK  -  95.9%
      SHARES                                     VALUE US$
    ----------                                   -----------
                BASIC MATERIALS  -  5.9%
         8,400  Bowater, Inc.                       371,700
         6,000  International Paper Company         222,000
         4,500  James River Corporation of
                 Virginia                           144,562
        12,000  LTV Corporation*                    168,000
         8,500  Lubrizol Corporation                244,375
                                                -----------
                                                  1,150,637
                                                -----------

                CAPITAL GOODS/CONSTRUCTION  -  11.8%
         6,300  Allied-Signal, Inc.                 267,750
         6,400  Briggs & Stratton Corporation       258,400
         7,900  General Electric Company            499,675
         8,300  Ingersoll-Rand Company              293,612
         5,600  Minnesota Mining &
                 Manufacturing Company              318,500
         6,700  Rockwell International
                 Corporation                        298,150
         9,000  Tenneco, Inc.                       394,875
                                                -----------
                                                  2,330,962
                                                -----------

                CONSUMER CYCLICALS  -  14.9%
         5,000  Dillard Department Stores,
                 Inc.                               135,626
         8,600  Goodyear Tire & Rubber Company      326,800
         5,966  Home Depot, Inc.                    222,233
        10,400  La Quinta Inns, Incorporated        267,800
         6,000  Mattel, Inc.                        172,500
         6,600  McKesson Corporation                315,150
         4,000  Pep Boys  -  Manny, Moe & Jack       87,500
        10,000  Quiksilver Inc*                     310,000
        10,000  Rite Aid Corporation                270,000
         5,000  River Oaks Furniture,
                 Incorporated*                       40,000
         7,200  Talbots, Inc.                       174,600
         4,400  Toys 'R' Us, Inc.*                   96,250
         3,000  Viacom, Inc., Class B*              150,000
         6,200  Wal-Mart Stores, Inc.               134,075
        10,000  Warnaco Group, Inc., Class A        232,500
                                                -----------
                                                  2,935,034
                                                -----------

                CONSUMER STAPLES  -  16.3%
         5,000  Abbott Laboratories                 198,750
         9,030  Bergen Brunswig Corporation         187,373
         8,600  Columbia HCA Healthcare
                 Corporation                        422,475
         8,400  Conagra, Inc.                       324,450
        13,500  Eckerd Corporation*                 534,938
         3,800  General Mills, Inc.                 218,025
        17,400  Invacare Corporation                439,350
         2,800  Johnson & Johnson                   228,200
                CONSUMER STAPLES (CONCLUDED)
        14,800  MCI Communications Corporation      369,075
         5,300  PepsiCo, Inc.                       279,575
                                                -----------
                                                  3,202,211
                                                -----------

                CONSUMER PRODUCTS  -  1.0%
         6,400  Hasbro, Inc.                        195,200
                                                -----------

                ENERGY  -  9.6%
         6,500  Amoco Corporation                   415,187
         5,800  Chevron Corporation                 271,150
         6,700  Exxon Corporation                   511,712
        17,500  Flores & Rucks, Inc.*               227,500
         6,000  Kerr-McGee Corporation              330,750
         7,400  Seagull Energy Corporation*         126,725
                                                -----------
                                                  1,883,024
                                                -----------

                FINANCIAL  -  13.1%
         8,300  BankAmerica Corporation             477,250
        10,000  Centura Banks, Incorporated         337,500
         5,000  Chubb Corporation                   449,376
         4,800  First Bank System,
                 Incorporated                       238,800
        10,700  Leader Financial Corporation        381,188
        16,000  TFC Enterprices Incorporated*       168,000
         7,500  Union Planters Corp.                229,688
         5,800  Unum Corporation                    305,225
                                                -----------
                                                  2,587,027
                                                -----------

                TRANSPORTATION/SERVICES/
                   MISCELLANEOUS  -  8.8%
        18,000  ABC Rail Products Corporation*      400,500
         4,000  CSX Corporation                     335,000
         6,500  Factory Stores of America,
                 Incorporated                       125,125
         2,500  ITT Corporation                     306,250
         6,550  Illinois Central Corporation        250,538
        17,550  TNT Freightways Corporation         315,900
                                                -----------
                                                  1,733,313
                                                -----------

                TECHNOLOGY  -  7.0%
         8,000  AMP, Inc.                           314,000
         3,900  Automatic Data Processing,
                 Inc.                               278,850
         3,900  BMC Software Incorported            138,936
         2,700  International Business
                 Machines Corporation               262,575
         6,480  Lynx Therapeutics                     2,430
        11,000  Novell, Inc.*                       181,500
         4,500  Seagate Technology, Inc.*           201,375
                                                -----------
                                                  1,379,666
                                                -----------

                UTILITIES  -  7.5%
         7,400  FPL Group, Incorporated             309,875

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                                       7

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SCHRODER U.S. EQUITY FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 1995

                COMMON STOCK

       SHARES                                    VALUE US$
    ----------                                  -----------
                UTILITIES (CONCLUDED)
         8,500  Nellcor Puritan Bennett,
                 Incorporated*                      488,750
        12,000  Northeast Utilities                 297,000
         6,800  SBC Communications, Inc.            379,950
                                                -----------
                                                  1,475,575
                                                -----------
                Total Investments
                (Cost $14,513,467) 95.9%         18,872,649
                                                -----------
                Other Assets, Net 4.1%              815,042
                                                -----------
                Total Net Assets 100.0%         $19,687,691
                                                -----------
                                                -----------

* Non-income producing security.

--------------------------------------------------------------------------------
                                       8
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SCHRODER U.S. EQUITY FUND
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1995

ASSETS:
         Investments, at value (at cost, $14,513,467) (Note 1)            $18,872,649
         Cash and cash equivalents (Note 1)                                   859,816
         Interest and dividends receivable                                     14,152
                                                                          -----------

                              Total Assets                                 19,746,617
                                                                          -----------

LIABILITIES:
       Payables:
         Accrued advisory fees (Note 3)                                        12,657
         Accrued directors fees and expenses                                      185
         Other payables and accrued expenses                                   46,084
                                                                          -----------

                              Total Liabilities                                58,926
                                                                          -----------
                              Net Assets                                  $19,687,691
                                                                          -----------
NET ASSETS CONSIST OF:
         Paid-in capital                                                  $12,649,077
         Undistributed net investment income                                  118,857
         Accumulated undistributed net realized gains on investments        2,560,575
         Net unrealized appreciation of investments                         4,359,182
                                                                          -----------
                              Net Assets                                  $19,687,691
                                                                          -----------
                                                                          -----------
                              Net asset value price per share
                                 ($19,687,691 divided by 2,092,004
                                 shares outstanding)                            $9.41
                                                                               ------
                                                                               ------

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                       9
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SCHRODER U.S. EQUITY FUND
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STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1995

INVESTMENT INCOME:
         Dividends                                                          $  356,954
         Interest                                                               53,153
                                                                            ----------

                              Total Income                                     410,107
                                                                            ----------

EXPENSES:
         Investment advisory fees (Note 3)                                     140,988
         Transfer agent fees and expenses (Note 3)                              29,516
         Custodian fees                                                          6,710
         Accounting services fees (Note 3)                                      38,000
         Auditing fees                                                          23,300
         Other professional fees                                                 1,085
         Directors fees and expenses                                             1,749
         Other                                                                  21,473
                                                                            ----------
                              Total Expenses                                   262,821
                                                                            ----------

NET INVESTMENT INCOME                                                          147,286
                                                                            ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
         Net realized gain on investments                                    2,561,493
         Change in unrealized appreciation of investments                      372,019
                                                                            ----------
NET GAIN ON INVESTMENTS                                                      2,933,512
                                                                            ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                        $3,080,798
                                                                            ----------
                                                                            ----------

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

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SCHRODER U.S. EQUITY FUND
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                      FOR THE YEAR        FOR THE YEAR
                                                         ENDED               ENDED
                                                    OCTOBER 31, 1995    OCTOBER 31, 1994
                                                    ----------------    ----------------
INCREASE IN NET ASSETS:
OPERATIONS:
         Net investment income                        $    147,286        $     79,515
         Net realized gain on investments                2,561,493             992,164
         Change in unrealized appreciation
           (depreciation) of investments                   372,019          (1,522,418)
                                                    ----------------    ----------------
         Net increase (decrease) in net assets
           resulting from operations                     3,080,798            (450,739)
                                                    ----------------    ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
         Net investment income                            (107,944)            (25,419)
         Net realized gain on investments                 (993,082)         (4,844,627)
                                                    ----------------    ----------------
         Total distributions to shareholders            (1,101,026)         (4,870,046)
(DECREASE) INCREASE FROM CAPITAL SHARE
  TRANSACTIONS (NOTE 5)                                   (774,884)          1,938,691
                                                    ----------------    ----------------
INCREASE (DECREASE) IN NET ASSETS                        1,204,888          (3,382,094)
NET ASSETS:
         Beginning of year                              18,482,803          21,864,897
                                                    ----------------    ----------------
         End of the year (including undistributed
           net investment income of $118,857 and
           $79,515)                                   $ 19,687,691        $ 18,482,803
                                                    ----------------    ----------------
                                                    ----------------    ----------------

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

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SCHRODER U.S. EQUITY FUND
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NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

         Schroder U.S. Equity Fund (the 'Fund') is a portfolio of Schroder Capital Funds, Inc. The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The following summarizes the significant accounting policies of the Fund.

   SECURITY VALUATION

         The value of securities traded on the New York Stock Exchange is based on the last sale price, and the value of securities traded on any other national stock exchange is based on the last sale price as of 4:00 p.m. in New York as quoted by authoritative sources. In the absence of a recorded sale, the average of the closing bid and asked prices is used. Securities traded on other organized markets are valued at the average of the bid and asked prices as of 4:00 p.m. in New York as available from authoritative sources at the end of the business day.

   SECURITY TRANSACTIONS AND INVESTMENT INCOME

         Security transactions are recorded on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

         Realized gains and losses from security transactions are determined on the basis of identified cost.

   CASH EQUIVALENTS

         The Fund considers all deposits and the related interest income in the Chase Money Market account to be cash equivalents.

   DISTRIBUTIONS TO SHAREHOLDERS

         Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per share allocation between net investment income and realized or unrealized gain or loss. Undistributed net investment income and accumulated undistributed net realized gains or losses may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

2. PURCHASES AND SALES OF SECURITIES

         The aggregate cost of securities purchased and the proceeds from sales of securities or maturities for the year ended October 31, 1995 were $10,155,765 and $12,286,438 respectively.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. EQUITY FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. RELATED PARTIES:

         Remunerations to related parties were paid or accrued in the following amounts:

                                                             For The Year Ended
                                                              October 31, 1995
-------------------------------------------------------------------------------

Schroder Capital Management International Inc. (investment
  advisory fees)                                                  $140,988
Forum Financial Corp. (accounting and transfer agency
  fees)                                                             67,516
                                                                ------------
                                                                  $208,504
                                                                -------------
                                                                -------------

         The advisory contract provides for an annual fee, payable monthly, of 3/4 of 1% on the first $100,000,000 of average daily net assets and 1/2 of 1% of the average daily net assets in excess of $100,000,000.

         Forum Financial Corp. serves as the Fund's transfer agent and dividend disbursing agent and is compensated for those services by the Fund in the amount of $12,000 per year plus certain shareholder account fees. Forum Financial Corp. also performs portfolio accounting for the Fund and is compensated for those services by the Fund in the amount of $36,000 per year, plus certain amounts based upon the number and types of portfolio transactions.

4. FEDERAL INCOME TAXES:

         Since it is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders, no Federal income tax provision is required.

5. CAPITAL SHARES:

         At October 31, 1995, the Fund has one class of common shares ($0.01 par value per share) of which 15,000,000 shares are authorized and 2,092,004 shares are outstanding. Transactions in the Fund's capital shares for the years ended October 31, 1995 and October 31, 1994 were as follows:

                                                      Year Ended October 31,       Year Ended October 31,
                                                              1995                         1994
---------------------------------------------------------------------------------------------------------------
                                                     Number of                       Number of
                                                       Shares           Amount         Shares         Amount
---------------------------------------------------------------------------------------------------------------

Shares subscribed                                       10,529        $    90,404       25,935      $   270,516
Shares issued for dividend reinvestment                111,954            866,525      436,667        3,696,396
                                                      ---------       -----------     ---------     -----------
                                                       122,483            956,929      462,602        3,966,912
Shares redeemed                                       (199,081)        (1,731,813)    (232,425)      (2,028,221)
                                                      ---------       -----------     ---------     -----------
Net increase (decrease) in outstanding shares          (76,598)       $  (774,884)     230,177      $ 1,938,691
                                                      ---------       -----------     ---------     -----------
                                                      ---------       -----------     ---------     -----------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. EQUITY FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. APPRECIATION OF INVESTMENTS

         As of October 31, 1995, the aggregate cost of investment securities for Federal income tax purposes was $14,513,467 and the gross unrealized appreciation (depreciation) of investments was as follows:


Gross unrealized appreciation                                       $4,922,471
Gross unrealized depreciation                                         (563,289)
                                                                    ----------
  Net unrealized appreciation                                       $4,359,182
                                                                    ----------
                                                                    ----------

7. FINANCIAL HIGHLIGHTS
    Selected Per share Data and Ratios for the Years Ended:

                                                                         October 31,
                                                       1995       1994       1993       1992       1991
--------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of year                    $ 8.52     $11.28     $10.51     $ 9.56     $ 7.05
                                                      ------     ------     ------     ------     ------
Investment Operations:
Net investment income                                   0.07       0.04       0.05       0.02       0.09
Net realized and unrealized gain (loss) on
  investments                                           1.33      (0.27)      1.86       1.61       2.57
                                                      ------     ------     ------     ------     ------

Total from investment operations                        1.40      (0.23)      1.91       1.63       2.66
                                                      ------     ------     ------     ------     ------
Distributions:
From net investment income                             (0.05)     (0.01)     (0.04)     (0.04)     (0.11)
From realized capital gains                            (0.46)     (2.52)     (1.10)     (0.58)        --
From Capital Paid-In                                      --         --         --      (0.06)     (0.04)
                                                      ------     ------     ------     ------     ------
Total distributions                                    (0.51)     (2.53)     (1.14)     (0.68)     (0.15)
                                                      ------     ------     ------     ------     ------
Net Asset Value, end of year                          $ 9.41     $ 8.52     $11.28     $10.51     $ 9.56
                                                      ------     ------     ------     ------     ------
                                                      ------     ------     ------     ------     ------
Total Return                                           17.68%     (2.01)%    19.49%     17.74%     38.16%
                                                      ------     ------     ------     ------     ------
                                                      ------     ------     ------     ------     ------
Ratios/Supplementary Data:
Net assets, end of year (Thousands)                   19,688     18,483     21,865     19,882     20,234
Ratio of expenses to average net assets                 1.40%      1.31%      1.18%      1.40%      1.39%
Ratio of net investment income to average net
  assets                                                0.78%      0.41%      0.51%      0.42%      1.30%
Portfolio turnover rate                                57.21%     27.43%     57.78%     31.33%     29.98%

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                                       14

--------------------------------------------------------------------------------
SCHRODER U.S. EQUITY FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

8. SUBSEQUENT EVENT

         Shareholders of Schroder Capital Funds, Inc. (the 'Company') have approved the reorganization of the Company from a Maryland corporation into a Delaware business trust under the name Schroder Capital Funds (Delaware). This reorganization occurred on December 11, 1995. As a Delaware business trust, the Trust's operations will be governed by its Trust Instrument and applicable Delaware law rather than by the Articles of Incorporation, By-Laws and Maryland law which presently govern the Company's operations.

                                   *    *    *    *

  SPECIAL MEETING OF SHAREHOLDER (UNAUDITED)

         There was a special meeting of the shareholders of Schroder Capital Funds, Inc. (the 'Company'), including shareholders of the Fund, on October 23, 1995. At the special meeting, shareholders of the Company re-elected the current directors of the Company, approved the reorganization of the Company as a Delaware business trust under the name Schroder Capital Funds (Delaware) and approved the conversion of the Fund to a Core and Gateway'r' structure. Of 2,099,909 shares outstanding of the Fund as of the record date for the special meeting, 1,043,478 were present in person or by proxy.

         The first matter about which the Fund's shareholders voted was the reelection of the Company's directors: Peter E. Guernsey, Ralph E. Hansmann, John I. Howell, Laura E. Luckyn-Malone, Clarence F. Michalis, Hermann C. Schwab and Mark J. Smith. The Fund's shareholders voted with the other shareholders of the Company with respect to this matter. The 1,043,478 shares of the Fund present at the special meeting were voted about each director as follows:

                                                  Shares        Shares Voted      Shares       Broker
                  Director                      Voted 'For'      'Against'      Abstaining    Non-Votes
-------------------------------------------------------------------------------------------------------
Peter E. Guernsey                                1,038,184            0              0          5,294
Ralph A. Hansmann                                1,038,730            0              0          4,748
John I. Howell                                   1,038,730            0              0          4,748
Laura E. Luckyn-Malone                           1,038,916            0              0          4,562
Clarence F. Michalis                             1,038,730            0              0          4,748
Hermann C. Schwab                                1,038,730            0              0          4,748
Mark J. Smith                                    1,038,916            0              0          4,562

         The other matter about which the Fund's shareholders voted was the reorganization of the Company from a Maryland corporation into a Delaware business trust. The Fund's shareholders voted with the other shareholders of the Company with respect to this matter. With respect to this matter, the 1,043,478 shares of the Fund present at the special meeting were voted as follows:

                                                     Shares Voted
-----------------------------------------------------------------
For                                                     928,630
Against                                                  80,525
Abstain                                                   5,344
Broker Non-Vote                                          28,979

   DISTRIBUTIONS (UNAUDITED)

         During the fiscal year ended October 31, 1995, the fund distributed $993,082 in long-term capital gains to shareholders.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. EQUITY FUND
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Directors of Schroder U.S. Equity Fund:

         We have audited the accompanying statement of assets and liabilities of the Schroder U.S. Equity Fund (a separately managed portfolio of Schroder Capital Funds, Inc.), including the schedule of investments, as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Schroder U.S. Equity Fund as of October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles.

                                         COOPERS & LYBRAND, L.L.P.

Boston, Massachusetts
December 27, 1995

--------------------------------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

--------------------------------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

--------------------------------------------------------------------------------

DIRECTORS

Peter E. Guernsey

Ralph E. Hansmann

John I. Howell

Laura E. Luckyn-Malone

Clarence F. Michalis

Hermann C. Schwab

Mark J. Smith

OFFICERS

Hermann C. Schwab
  Chairman of the Board

Laura E. Luckyn-Malone
  President

Robert G. Davy
  Vice President

Richard Foulkes
  Vice President

John Y. Keffer
  Vice President

Jane Lucas
  Vice President

Catherine A. Mazza
  Vice President

Mark J. Smith
  Vice President

Fariba Talebi
  Vice President

John Troiano
  Vice President

Ira L. Unschuld
  Vice President

Robert Jackowitz
  Treasurer

Margaret H. Douglas-Hamilton
  Secretary

Thomas G. Sheehan
  Assistant Treasurer
  Assistant Secretary

David I. Goldstein
  Assistant Treasurer
  Assistant Secretary

Gerardo Machado
  Assistant Secretary

Barbara Gottlieb
  Assistant Secretary

--------------------------------------------------------------------------------

      INVESTMENT ADVISER

      Schroder Capital Management International Inc.
      787 Seventh Avenue
      New York, New York 10019

      ADMINISTRATOR & DISTRIBUTOR

      Schroder Fund Advisors, Inc.
      787 Seventh Avenue
      New York, New York 10019

      CUSTODIAN

      The Chase Manhattan Bank, N.A.
      Chase MetroTech Center
      Brooklyn, New York 11245

      ACCOUNTING, TRANSFER AND DIVIDEND
      DISBURSING AGENT

      Forum Financial Corp.
      Two Portland Square
      Portland, Maine 04101

      COUNSEL

      Jacobs Persinger & Parker
      77 Water Street
      New York, New York 10005

      INDEPENDENT AUDITORS

      Coopers & Lybrand L.L.P.
      One Post Office Square
      Boston, Massachusetts 02109

      This report is for the information of the shareholders of the Schroder U.S. Equity Fund. Its use in connection with any offering of the Fund's shares is authorized only in case of a concurrent or prior delivery of the Fund's current prospectus.

                              [Logo]


             Schroder
             U.S. Equity
             Fund

             ANNUAL REPORT

             October 31, 1995

             Schroder Capital Funds, Inc.